Exhibit 99.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 15, 2006 (the “Amendment”) is entered into among Teledyne Technologies Incorporated, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of June 15, 2004 (the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments. The Credit Agreement is hereby amended as follows:
          (a) Section 2.03(a)(ii) of the Credit Agreement is hereby amended to read as follows:
     (ii) The L/C Issuer shall not issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.
          (b) The proviso in the first sentence in Section 2.03(b)(iii) of the Credit Agreement is hereby amended to read as follows:
; provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) to be agreed upon at the time such Letter of Credit is issued.
          (c) Section 2.03(b)(iv) of the Credit Agreement is hereby amended to read as follows:
     (iv) [Intentionally Omitted]
     2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

     3. Miscellaneous.
          (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
          (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.
          (c) Each Loan Party hereby represents and warrants as follows:
     (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.
          (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
          (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
          (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER	TELEDYNE TECHNOLOGIES INCORPORATED,
a Delaware corporation

	By:	/s/ Dale A. Schnittjer

	Name:	Dale A. Schnittjer
	Title:	SVP & Chief Financial Officer

GUARANTORS:	TELEDYNE BROWN ENGINEERING, INC.,
a Delaware corporation

	By:	/s/ Shelley Green

	Name:	Shelley Green
	Title:	Treasurer

TELEDYNE CONTINENTAL MOTORS, INC.,
a Delaware corporation

	By:	/s/ Shelley Green

Name:
	Title:	Treasurer

TELEDYNE INSTRUMENTS, INC.,
a Delaware corporation

	By:	/s/ Shelley Green

Name:
	Title:	Treasurer

TELEDYNE ISCO, INC.,
a Nebraska corporation

	By:	/s/ Shelley Green

Name:
	Title:	Treasurer

TELEDYNE WIRELESS, INC.,
a Delaware corporation

	By:	/s/ Shelley Green

Name:
	Title:	Treasurer

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ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Tiffany Shin

Name: Tiffany Shin
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Robert W. Troutman

Name: ROBERT W. TROUTMAN
Title: Managing Director

THE BANK OF NEW YORK

	By:	/s/ Elizabeth T. Ying

Name: Elizabeth T. Ying
Title: Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

	By:	/s/ Linda Tam

Name: LINDA TAM
Title: VICE PRESIDENT

JPMORGAN CHASE BANK., N.A.

	By:	/s/ Clara Sohan

Name: CLARA SOHAN
Title: VICE PRESIDENT

MELLON BANK., N.A.

	By:	/s/ David B. Wirl

Name: David B. Wirl
Title: Vice President

SUNTRUST BANK

	By:	/s/ Robert Bugbee

Name: Robert Bugbee
Title: Director

COMERICA WEST INCORPORATED

	By:	/s/ Elise Walker

Name: Elise Walker
Title: Vice President
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT

WELLS FARGO BANK, N.A.

By:	/s/ Catherine Wallace
Name:	Catherine Wallace
Title:	SVP

CALYON NEW YORK BRANCH

By:	/s/ James Gibson
Name:	James Gibson
Title:	Managing Director

CALYON NEW YORK BRANCH

By:	/s/ Yuri Muzichenko
Name:	Yuri Muzichenko
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Yoshihiro Hyakutome
Name:	Yoshihiro Hyakutome
Title:	Joint General Manager